UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2023

COMPASS DIGITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3626 N Hall St, Suite 910 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-526-4423

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CDAQ	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CDAQW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CDAQU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2023, Burhan Jaffer announced his intention to resign as Chief Financial Officer of Compass Digital Acquisition Corporation (the “Company”), effective April 30, 2023. Mr. Jaffer is expected to stay on as a advisor to facilitate an orderly transition to his successor.

Mr. Jaffer’s decision to resign as Chief Financial Officer does not relate to any disagreement with the Company’s management, the Board of Directors of the Company (the “Board”) or the Company’s independent auditors regarding any matter related to the Company’s operations, accounting practices, financial disclosures, internal controls or policies and practices.

On April 28, 2023, the Board appointed John Roberts, age 31, as the interim Chief Financial Officer of the Company, effective May 1, 2023.

Mr. Roberts currently serves as the Company’s Senior Business Development Consultant and brings with him over ten years of experience investing in and advising companies through his work in investment banking, private equity and venture capital. In addition to his role at the Company, he also serves as Founder and Managing Partner at North Brooklyn Ventures, a search fund seeking to acquire and operate an SMB, where he is responsible for its investment decisions and manages the day-to-day activities of the company. Prior to founding North Brooklyn Ventures, John served as Vice President within the investment banking division of Barclays PLC, supporting clients across a wide variety of transactions and initiatives, including mergers and acquisitions, strategic planning, initial public offerings and other capital raises. John holds a Master of Business Administration from Harvard Business School and a Bachelor of Business Administration from the University of Notre Dame.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2023

COMPASS DIGITAL ACQUISITION CORP.

By:	/s/ Abidali Neemuchwala
Abidali Neemuchwala
Chairman and Chief Executive Officer